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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington D. C.  20549

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                                       FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report
          (Date of earliest event reported):                May 28, 1996



                                 Hecla Mining Company

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                (Exact name of registrant as specified in its charter)



                                       Delaware

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                    (State or other jurisdiction of incorporation)


                    1-8491                             82-0126240

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          (Commission File Number)      (IRS Employer Identification No.)



          6500 Mineral Drive
          Coeur d'Alene, Idaho                         83814-8788

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          (Address of principal executive offices)        (Zip Code)



                                    (208) 769-4100

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                           (Registrant's Telephone Number)





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          Item 5.   Other Events.
                    ------------

                    On May 28, 1996, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

          Item 7.   Financial Statements, Proforma Financial Information
                    ----------------------------------------------------
                    and Exhibits.
                    ------------

                    Exhibit A - Press Release dated May 28, 1996.


                                      SIGNATURE
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                    Pursuant  to  the requirements  of  Section  12 of  the
          Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        HECLA MINING COMPANY




                                        By      /s/ Nathaniel K. Adams
                                          ---------------------------------

                                          Name:   Nathaniel K. Adams
                                          Title:  Corporate Counsel and
                                                       Assistant Secretary


          Dated:  May 28, 1996





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                                    EXHIBIT INDEX


          Exhibit        Description
          -------        -----------

          A              News release dated May 28, 1996